The Universal Institutional Funds, Inc. Prospectus Supplement

June 1, 2007

The Universal Institutional Funds, Inc.

Supplement dated June 1, 2007 to The Universal Institutional Funds, Inc. Prospectus dated May 1, 2007 of:

High Yield Portfolio (Class I)

The first and second paragraphs of the section of the Prospectus entitled “Fund Management – Portfolio Management” are hereby deleted and replaced with the following:

The Portfolio’s assets are managed within the Taxable Fixed Income team. The team consists of portfolio managers and analysts. The current member of the team primarily responsible for the day-to-day management and the execution of the overall strategy of the Portfolio is Steven K. Kreider, a Managing Director of the Adviser.

Mr. Kreider has been associated with the Adviser in an investment management capacity since February 1988 and began managing the Portfolio in June 2007.

Please retain this supplement for future reference.

UIFHYPSPT2

The Universal Institutional Funds, Inc. Statement of Additional Information Supplement

June 1, 2007

The Universal Institutional Funds, Inc.

Supplement dated June 1, 2007 to The Universal Institutional Funds, Inc. Statement of Additional Information dated May 1, 2007

With respect to the High Yield Portfolio, the first and second paragraphs in the section of the Statement of Additional Information entitled “Portfolio Managers—Portfolio Manager Compensation Structure—High Yield Portfolio” are hereby deleted and replaced with the following:

Other Accounts Managed by the Portfolio Manager. As of April 30, 2007, Steven K. Kreider managed 26 registered investment companies with a total of approximately $29.1 billion in assets; no pooled investment vehicles other than registered investment companies; and 71 other accounts (which include separate accounts managed under certain “wrap fee programs”) with a total of approximately $12.8 billion in assets. Of these 71 other accounts, three accounts with a total of approximately $970 million in assets had performance-based fees.

Securities Ownership of Portfolio Manager. As of April 30, 2007, Steven K. Kreider did not own any securities in the Portfolio.

Please retain this supplement for future reference.